UNITED STATES
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Spring 2015 DuPontDelivers.com

REGULATION G The attached charts include company information that does not conform with generally accepted accounting principles (GAAP). Management believes the use of these non-GAAP measures are meaningful to investors because they provide insight with respect to operating results of the company and additional metrics for use in comparison to competitors. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures used by other companies. This data should be read in conjunction with previously published company reports on Forms 10-K, 10-Q, and 8-K. These reports, are available on the Investor Center of www.dupont.com. Reconciliations of non-GAAP measures to GAAP are also included with this presentation. FORWARD-LOOKING STATEMENTS This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. DEVELOPING MARKETS Total developing markets is comprised of Developing Asia, Developing Europe, Middle East & Africa, and Latin America. A detailed list of all developing countries is available on the Earnings News Release link on the Investor Center website at www.dupont.com. ADDITIONAL INFORMATION AND WHERE TO FIND IT DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.

A Global Science Company Delivering Higher Growth and Value

Company Overview

- A science and innovation company delivering customized solutions to meet global challenges
- The next generation DuPont is positioned to capture significant and sustainable growth opportunities in three Strategic Focus Areas:
  - Agriculture & Nutrition, Bio-Based Industrials, and Advanced Materials
- 63,000 employees, including 10,000+ scientists and engineers, operating in 90 countries
- 27,000 global patents, 5 National Medals of Science and Technology, 1 Nobel Prize

✓ **"Top 100 Global Innovator"** for 4 consecutive years
– Thomson Reuters (2014)

✓ **"No. 1 Innovator"** for 6 consecutive years
– Patent Board (2013)

✓ **"Best Ag R&D Pipeline"** for 2 consecutive years
– Agrow Awards (2014)

✓ **"27 Companies that Changed the World"**
– Fortune (2014)

Financial Overview

FY2014 Key Statistics	
Equity Market Capitalization	$67B
Total Segment Sales	$35B
Adjusted Segment EBITDA[2]	$6.9B
Adj. Seg. EBITDA Margin[2]	20%
International Sales	62%
Moody's / S&P / Fitch[3]	A2 / A / A

Total Shareholder Return[1]

	2014 (12/31/13 – 12/31/14)	Mgmt. Tenure (12/31/08 – 12/31/14)
DuPont	17%	266%
S&P 500	14%	159%
S&P 500 Chemicals[4]	11%	214%
S&P 500 Materials[5]	7%	153%

Strategic Focus Areas	Major Business Segments	2014 Sales ($B)[6]	Adj. Seg. EBITDA Margin[2]
Agriculture & Nutrition	Agriculture	$11.3	23%
	Nutrition & Health	3.5	17%
Bio-Based Industrials	Industrial Biosciences	1.3	22%
Advanced Materials	Electronics & Comm.	2.4	17%
	Performance Materials	6.1	22%
	Safety & Protection	3.9	24%
Subtotal	(Ex. Performance Chemicals)	**$28.5**	
Chemours	Performance Chemicals	6.5	17%
Total Segment Sales	(Inc. Performance Chemicals)	**$35.0**	

3

DuPont Is Delivering Superior Shareholder Value Executing a Higher Growth, Higher Value Strategy Transforming DuPont’s portfolio to focus on large, attractive opportunities where science and engineering capabilities can deliver the greatest value Building on DuPont’s leading market positions and identifying significant global opportunities for growth by leveraging innovation platform, global brand, customer relationships, and developing market infrastructure Improving efficiency and reducing costs furthered by the introduction of an enterprise-wide redesign DuPont’s Leadership Has Delivered Results 266% total shareholder return under current management, significantly outperforming proxy peers and the S&P 500 both before and after Trian’s investment(7,8) Ongoing business generated 6% compounded annual sales growth and a 740bps increase in segment-adjusted operating margins, resulting in 19% annual growth in adjusted operating EPS(9,10,11) Approximately $14 billion of total capital returned to shareholders(12) Led By a Strong, Independent Board with Best-in-Class Governance Highly engaged, world-class Directors with the right mix of skills and expertise Strong independent leadership and best-in-class governance policies ensure management accountability and shareholder alignment Balanced mix of experienced institutional knowledge and fresh perspectives with 6 new Directors added to the Board since 2011 Trian’s Agenda Is Wrong for DuPont Trian’s pattern of unconstructive engagement and reliance on misrepresentation of facts make it clear that Trian is singularly focused on Board seats as a means to advance its own agenda Trian’s high risk, high cost, breakup agenda would destroy shareholder value Trian lacks an understanding of DuPont and is not qualified to lead a global science company Trian’s only recent involvement with a chemicals company resulted in bankruptcy

Discussion Agenda II. DuPont’s Strategy for Higher Growth and Higher Value I. Proven Track Record of Success III. Highly Qualified Board and Best-In-Class Corporate Governance IV. Trian’s High Risk Breakup Proposal V. Trian’s Proxy Fight VI. Concluding Remarks

1. Emerge from the Global Financial Crisis as a stronger company 266% In total shareholder return under management(7) 2. Realign portfolio around core science capabilities to generate higher growth with less volatility 188% Growth in adjusted operating EPS(13) 3. Strengthen market driven innovation $9B In 2014 revenue from products introduced in the last four years(14) 4. Laser focus on cost reduction and increased efficiency 32% Reduction in management headcount 5. Improve operational performance 740bps Expansion in segment adjusted operating margin(10) 6. Disciplined growth initiatives to allow for increased capital return to shareholders $14B In total capital returned to shareholders(12) DuPont’s Strategy Is Working Have Yielded Clear Results Key Strategic Objectives Established in 2009... “CEO Ellen Kullman deserves credit for delayering management, implementing cost cuts, and taking meaningful strategic actions that have upgraded the composition of DuPont’s portfolio” - Bank of America, September 18, 2014* *Permission to use quotation neither sought nor obtained.

Transformation Has Been Recognized By The Market June 26, 2014: Announces “Fresh Start” initiative of at least $1B in cost savings December 18, 2014: “The Chemours Company” files Form 10 Registration Statement January 9, 2011: Announces acquisition of Danisco; transaction establishes DuPont as a clear leader in industrial biotechnology August 13, 2009: Announces plans to consolidate 23 businesses into 14 and reduce senior leadership by >20% April 27, 2011: Authorizes up to $2B share repurchase program(15) August 30, 2012: Announces sale of Performance Coatings December 11, 2012: Authorizes $1B share repurchase program July 23, 2013: DuPont exploring strategic alternatives for Performance Chemicals following extensive internal review January 28, 2014: Authorizes $5B share repurchase program October 24, 2013: Announces spin of Performance Chemicals DuPont Has Outperformed Throughout Management’s Tenure January 27, 2015: Announces that ~$4B in proceeds from the Chemours separation to be returned to shareholders(16); increase in expected cost savings from operational redesign to ~$1.3B February 5, 2015: Appoints world-class Directors, Ed Breen and Jim Gallogly to the Board TSR October 23, 2012: Announces plan to eliminate corporate costs from Performance Coatings Total Shareholder Return (Through 12/31/2014)(1) 1-Year 3-Year 5-Year Mgmt Tenure DuPont 17% 78% 160% 266% Proxy Peers(8) 10% 68% 91% 133% S&P 500 14% 75% 105% 159% S&P 500 Chemicals(4) 11% 80% 117% 214% S&P 500 Materials(5) 7% 54% 70% 153% (50)% 0% 50% 100% 150% 200% 250% 300% 350% 2008 2010 2011 2012 2013 2014 2015 DuPont S&P 500

Acquisitions: Higher Growth Strong Strategic Fit To Capture Highest Potential Opportunities In Key Strategic Focus Areas Positioning DuPont For Higher Growth, Higher Value Executing DuPont’s Strategic Portfolio Transformation Decisive Actions Taken To Separate Highly Cyclical and Commoditized Businesses “Since Kullman took over as CEO of DuPont in 2009, she has stressed the need for constant reinvention and has pushed the 210-year-old company [ ] into faster-growing product areas” - McKinsey & Company, September 2012* 2008 DuPont Sales: $30.7B(6) 2014 DuPont Sales: $35.0B(6) Divestitures: Less Strategic Fit Performance Coatings Performance Chemicals Completed / Ongoing Divestitures *Permission to use quotation neither sought nor obtained. Agriculture & Nutrition 43% Bio - Based Industrials 4% Advanced Materials 35% Performance Chemicals 18% Agriculture & Nutrition 26% Advanced Materials 40% Performance Chemicals 20% Performance Coatings 14%

2008 – 2014 Total Segment Sales ($B)(9) 6% CAGR 2008 – 2014 Segment Adjusted Operating Margin(10) Strong Top Line and Margin Growth in Ongoing Businesses Continued Innovation and Operational Execution Have Driven Sales Growth and Margin Improvement +740 bps 9.5% 14.1% 16.9% 2008 2011 2014 $20.1 $26.0 $28.5 2008 2011 2014

Agriculture 40% +410bps Robust innovation pipeline of higher value products and services enabling share gains; Advantaged scale Nutrition & Health 12% +790bps Leverage advantaged regional infrastructure; Optimized global supply chain Industrial Biosciences 4% NA Introduction of new products and expanded addressable applications; Cost productivity through process technology improvements Electronics & Communications 8% +380bps Operating leverage from capacity expansions; Application development and next generation product introductions Performance Materials 22% +1400bps New product innovation; Relentless focus on cost productivity; Advantaged feedstock position Safety & Protection 14% +310bps Value from application development and products with higher performance; Operating leverage from capacity expansions and accelerated capital turns Key Margin Drivers 2014 Adjusted Segment EBITDA Margin(2) Improvement (2008 – 2014) Improved Profitability in DuPont’s Ongoing Businesses Percent of 2014 Sales(17) Strong Margin Improvement Under Management’s Tenure 13.5% 17.3% 2008 2014 NA 22.0% 2008 2014 8.8% 16.7% 2008 2014 20.5% 23.6% 2008 2014 7.9% 21.9% 2008 2014 19.0% 23.1% 2008 2014

19% Adjusted Operating EPS CAGR(11) Resulting in Strong Earnings Growth The Success of DuPont’s Transformation Is Evident In The Growth of Our Ongoing Business 2008 – 2014 Adjusted Operating EPS $1.10 $0.65 $1.89 $2.03 $2.23 $3.00 $3.17 $1.32 $1.26 $1.43 $1.99 $1.54 $0.88 $0.84 $2.42 $1.91 $3.32 $4.02 $3.77 $3.88 $4.01 2008 2009 2010 2011 2012 2013 2014 Ongoing Business Performance Chemicals and Pharma

DuPont Has Significantly Exceeded The S&P 500, S&P 500 Chemicals and S&P 500 Materials In Capital Returned To Shareholders Successful Execution of Our Strategy Has Enabled Significant Return of Capital to Shareholders Capital Returned as % of Market Cap (2009 – 2014)(18) Total Capital Returned to Shareholders(12) DuPont S&P 500 S&P 500 Chemicals(4) S&P 500 Materials(5) Strong Track Record of Capital Return Delivered 442 consecutive quarterly dividends since 1904 Maintained dividend level through the Global Financial Crisis and increased the dividend by 12% from 2009 – 2014 Planning to return to shareholders substantially all of the one-time dividend proceeds from Chemours – currently estimated at approximately $4B(16) Shares Outstanding (mm) 2009 2010 2011 2012 2013 2014 904 917 926 933 927 905 5.2% 4.3% 4.0% 3.3% $1B $3B $5B $7B $10B $14B 2009 2010 2011 2012 2013 2014 Cumulative Dividends Cumulative Buybacks

II. DuPont’s Strategy for Higher Growth and Higher Value I. Proven Track Record of Success III. Highly Qualified Board and Best-In-Class Corporate Governance Discussion Agenda IV. Trian’s High Risk Breakup Proposal V. Trian’s Proxy Fight VI. Concluding Remarks

DuPont’s Strategy to Deliver Higher Growth and Higher Value Build and Leverage World Leading Positions In Three Highly Attractive Strategic Focus Areas Robust Opportunities Strong Competitive Advantage Large, attractive markets that reward innovation Clear global trends driving strong underlying market growth Rich set of specific growth opportunities, both near and long-term Agriculture & Nutrition Advanced Materials Bio-Based Industrials Extend our leadership across the high-value, science-driven segments of the agriculture and food value chain Strengthen and grow our leading position in differentiated high-value materials and leverage new sciences Develop world-leading industrial biotechnology capabilities to create transformational new bio-based businesses Leading market positions based on science World class innovation platform, global brand, customer relationships and developing market infrastructure Unique set of capabilities which enable the development of bio-based industries ...Characterized by: Drive Operational Efficiency and Effectiveness Increase Penetration in Developing Markets and Deliver Local Solutions Leverage Innovation Platform to Deliver Above Market Growth Actively Manage the Portfolio And delivered through strong execution:

Strong Execution Will Continue to Deliver Superior Growth

Leverage Innovation Platform to Generate Above Market Growth

- Combine science and technology capabilities, global industry knowledge and market access to deliver value added solutions
- Introduce next generation products and expand applications in core and adjacent markets to deliver incremental revenue and margin expansion
- Commercialize step change and breakthrough product offerings across business units from rich growth pipeline

Increase Penetration in Developing Markets and Deliver Local Solutions

- Leverage and expand market infrastructure, brand awareness, and strong global customer relationships to gain profitable share
- Extend core capabilities to capture accelerated growth in key geographies e.g. China, India, Brazil, ASEAN
- Capitalize on global science and applications expertise and leverage Innovation Center network to develop tailored solutions by collaborating with local strategic customers

Drive Operational Efficiency and Effectiveness

- Complete enterprise-wide operational redesign and capture direct savings
- Enable lower-cost systems environment through automation and global standardization of transactional processes
- Relentlessly drive additional cost reduction programs and ongoing productivity enhancements

Actively Manage the Portfolio

- Balance of M&A and divestitures to strengthen our three Strategic Focus Areas



Revenues ($B)
Advanced Materials
Bio-Based Industrials
Agriculture & Nutrition
$28.5
$12.4
$1.3
$14.8
~$40-45*
~$16-20
~$3-4
~$20-24
2014
2020E

*Estimated revenue range, including acquisitions

15

DuPont is Focused on Three Highly Attractive Strategic Areas for Growth

	Agriculture & Nutrition	Bio-Based Industrials	Advanced Materials
Portfolio / Core Offerings	• Seeds and Traits • Crop Protection Products • Specialty Food Ingredients	• Enzymes • Biofuels • Biomaterials	• Advanced Polymers • Protective Materials • Electronic Materials
2014 Revenue ($B)	$14.8	$1.3	$12.4
Gross Margins	~40%+	~40%+	~35%+
Portfolio Competitive Position	**#2 Globally**	**#1 Globally**	**#1 Globally**
Potential Addressable Market – 2020 ($B)[19]	~$200+	~$50+	~$75+
Long-Term Market Growth[19]	~5-8%	~5-8%+	~3-6%
Key Growth Drivers	• Higher Ag productivity • Food safety and security • Health and wellness	• Advancements in Biosciences • Government regulations	• Lighter transportation to reduce emissions • Alternative energy • Smaller/faster/more powerful devices • Increasing need for protection

Growing Population
Expanding Middle Class
Sustainability
Energy Efficiency

16

Delivering on Clear Routes to Growth Large and Growing Attractive Markets(19) Agriculture & Nutrition Deliver Innovative Solutions from Our World-Leading Pipeline To Grow 2-3x GDP Leading Competitive Position Leading Capabilities Along The Ag-To-Food Value Chain Global presence and advantaged scale in target markets Superior market access Unparalleled insights into grower / food company needs Broad set of innovative, best–in-class science and technologies Breadth of relevant offerings in portfolio Comprehensive product development and application know-how, tailored to local markets Financial strength and sustained investments Core Markets Size ($B)* CAGR Seeds & Traits $60+ 6-10% Crop Protection Products $70+ 5-7% Specialty Food Ingredients $45+ 6-8% Innovation Platform 5 yr Growth Pipeline Potential Corn ~$1.2B+ Soybean ~$0.4B+ Additional Crops ~$0.3B+ Crop Protection ~$1.0B+ Nutrition & Health ~$0.4B+ Robust Innovation Pipeline Leveraging extensive germplasm library to produce pipeline of industry leading hybrids e.g. P1151 Driving yields through enabling technologies e.g. DP4114 Accessing superior native traits e.g. Optimum® AQUAmax® hybrids Utilizing advanced biotech capabilities to deliver consumer benefits e.g. Plenish® high oleic soybeans Creating robust insect and disease control solutions e.g. Cyazypyr® insect control products Introducing next gen products e.g. HOWARU® probiotics Breadth of capabilities to deliver integrated solutions e.g. Lumigen™ seed treatment solutions Expanded portfolio of addressable crops e.g. Pyraxalt™ rice insecticide Targeted developing markets growth ~50% growth outside NA e.g. YO-MIX® Leading services and applications know-how e.g. EncircaSM services *2020 Estimated market size Specialty Food Ingredients Market Global Corn Trends (Millions MT) Global Ag Chem Market ($B) 650 750 850 950 1050 2004 2007 2010 2013 Consumption Production $57 $59 $62 $64 $67 $70 2014 2015 2016 2017 2018 2019 Crop Protection Seed Treatment Enablers Enzymes Cultures Protein Active Other Fib & Sweet Yeast

Advanced Materials

Leverage Application-Based Innovation To Grow >1.5x GDP

Large and Growing Attractive Markets[19]

Core Markets	CAGR
Industrial	3-6%
Consumer / Health Care	3-6%
Construction	5-7%
Photovoltaics (Materials)	10-15%
Consumer Electronics	5%
Displays	3-5%
Packaging	4-5%
Transportation	3-5%

Total Addressable Market: $75B+ by 2020


Industrial / Construction


Displays


Consumer and Healthcare


Packaging


Photovoltaics


Transportation


Consumer Electronics

Leading Competitive Position

- Broad portfolio of high performance materials and patented technologies
- Global market access
- Customer and end user relationships
  - Aerospace, automotive, consumer electronics, oil and gas industry networks
  - Global partnerships and value chain collaborations
- Winning Brands
- Value Chain and Regulatory Influence
- Advantaged capabilities in Integrated Science
  - Polymer Science, Materials Science, Particle Science, and Interface Science
  - Engineering: simulation, testing, and process technology
  - Leading capabilities in bio-sourced polymers
- Cost advantaged footprint (e.g. USGC Ethylene)

Delivering on Clear Routes to Growth

Increasing Penetration in Key Market Spaces



Revenue ($MM)
Auto
Construction
PV
Commercial aviation
2008
2015E
2020E

✓ **Expansion in key markets through science-enabled Application Development**

- Continue 1%/year penetration in Auto, supported by Hytrel®, Zytel®, Vamac®, and Kevlar®.
- 15% increase in penetration into aircraft with leading products like Nomex®, Kevlar® Tedlar®, Kalrez®, and Vespel®.
- Expand functional materials in Hand Held Devices with Pyralux®, Kapton®, Kevlar®, and Nomex®
- Strengthen local capabilities and adapt products for high growth markets

✓ **Breakthrough Innovation and Downstream Marketing**

- Solamet® and Tedlar® for new PV cell designs
- Next Generation Kevlar®
- High Performance Insulation
- OLED Technology and Materials
- Renewable routes to current materials

✓ **Continuing to reduce our cost structure and improve productivity and quality**

✓ **Pursuing Acquisitions and Partnerships**

18

Bio-Based Industrials

Develop World-Leading Industrial Biotechnology To Drive Rapid Market Expansion and Grow >3x GDP

Large and Growing Attractive Markets[19]



~$50B+
~$7B
~$10B
2014
2020E
DuPont Future Mkt
DuPont Current Mkt



Bio-based Polymers, Films and Fibers
Biofuels & Energy
~$50B+ Addressable Markets
Home & Personal Care
Nutrition & Wellness
Ag Productivity

Addressable Markets	Size ($B)	CAGR
Animal Nutrition	$1.4	4-7%
Home & Personal Care	$1.1	5-7%
Food Enzymes	$1.2	6-8%
Grain Processing	$0.9	8%+
PDO & PTT	~$2.0	10%+

✓ **Driven by global trends**

✓ **Science acceleration leading to new and rapidly expanding addressable markets**

Leading Competitive Position

✓ **Unparalleled commercial capability, insights, and market access:**

- Agile global network of enzyme production facilities
- Collaboration partner of choice to meet complex challenges with enzyme-based solutions
- Access to market needs and routes-to-market via DuPont Agriculture, Nutrition & Health, & Advanced Materials businesses

✓ **Rapidly expanding biosciences with leading positions**

- New protein engineering methods
- Bioinformatics & high-throughput screening
- DNA sequencing/editing
- Cellulosic de-polymerization
- Enzymatic catalysis
- Fermentation manufacturing

Delivering on Clear Routes to Growth

✓ **Robust innovation pipeline with near and mid-term opportunities**

- Amylase enzymes platform
- Protease enzymes platform
- Phytase for animal nutrition
- Yeast platform for biofuels
- Bio-based PTMEG
- Polysaccharide-based advanced materials
- Cellulosic Ethanol
- Biobutanol for chemicals and fuels markets

Bioactives

Animal Nutrition
Food Enzymes
Home & Personal Care
Grain Processing
Ag Biologicals

- Increase investments in core enzyme technology and markets
- Expand rapidly in developing markets
- Capacity for growth from investment and productivity gains

Biomaterials

PDO
Sorona®
New Biomaterials

- Drive scale of Sorona® business
- Develop renewable routes for existing markets
- Capture transformative new materials opportunities

Biofuels

Bioethanol
Advanced Biofuels

- Demonstrate commercial capabilities for technologies
- Drive wide-spread licensing of technology
- Expand enzyme manufacturing to meet licensee demand

19

DuPont Positioned To Lead Industrial Bio-Based Technology Revolution

Bio-Based Industrials

- Industry pioneer
- Customer access across broad range of industries
- Biofuels, biomaterials and bioactives commercial businesses

- Protein engineering
- Metabolic engineering
- Fermentation and process science
- Biochemistry

- Hi-throughput screening
- Fermentation scale-up
- Application and formulation development

Agriculture & Nutrition

- Pioneer grower network
- Participation in entire farm-to-table value chain
- Industry collaborations

- Agronomy
- Plant genetics
- Nutritional science
- Toxicology
- Chemistry
- Molecular Biology

- Advanced breeding technologies
- Regional testing/growing capability
- Formulation technology
- Chemical synthesis
- Trait integration
- Bioinformatics

Advanced Materials

- Leading brands (e.g. Kevlar®, Tedlar®)
- Industry partnerships & collaborations
- Global Innovation Centers & broad global market access

- Materials science
- Engineering
- Chemistry
- Polymer science

- Application development
- Modeling & prototyping
- Material & product testing
- Computer aided design & engineering

Significant Bio-Based Opportunities

Seed Coatings / Protection
Healthier Oils & Foods
Animal Nutrition & Wellness
Energy Production & Efficiency
Renewable Chemicals
Cellulosic Value Chains
Renewable Materials
Packaging
Biologicals
Home & Personal Care

Driving towards more efficient and effective renewable products with increased functionality

Global Market Insights
Science
Technical Capabilities

✓ Only company that fully integrates critical value chains:

- **Upstream** – production agriculture
- **Midstream** – enzyme capability, manufacturing technology
- **Downstream** – participation in N&H and advanced materials, market access to food, packaging, auto, consumer product companies

	Ag & Nutrition	Bio-Based Industrials	Advanced Materials
DuPont	✓	✓	✓
BASF	✓		✓
DSM		✓	✓
MONSANTO	✓		
novozymes		✓	

Enormous Market Potential With Unique and Superior Set of Essential Capabilities Across DuPont

20

DuPont's Strategy to Deliver Higher Growth and Higher Value

- ✓ Focused, clear, and compelling
- ✓ Centered on attractive markets
- ✓ Enabled by our strong competitive advantages and ongoing productivity
- ✓ Driving our portfolio transformation
- ✓ Builds on credible growth pathways
- ✓ Leverages our breadth of leading science and technology



Agriculture & Nutrition
Bio-Based Industrials
Advanced Materials



Revenues ($B)
Advanced Materials
Bio-Based Industrials
Agriculture & Nutrition
$28.5
$12.4
$1.3
$14.8
~$40-45*
~$16-20
~$3-4
~$20-24
2014
2020E

*Estimated revenue range, including acquisitions

Delivering Superior Total Shareholder Returns

21

II. DuPont’s Strategy for Higher Growth and Higher Value I. Proven Track Record of Success III. Highly Qualified Board and Best-In-Class Corporate Governance Discussion Agenda IV. Trian’s High Risk Breakup Proposal V. Trian’s Proxy Fight VI. Concluding Remarks

Science / Growth Finance / Operations Mgmt. / Leadership Public Markets Gvt. / Regulatory World-Class Board With The Right Mix of Skills and Experience True Executive Experience 10 of 12 Board members are current or former CEOs, CFOs, or COOs of major public companies Three were recently named “Best Performing CEOs in the World” by Harvard Business Review(20) Respected Industry Leaders Leaders not only in business, but also in government, science, research & development, and environmental sustainability Varied experience includes, among others, the former head of the U.S. EPA and one of the “100 Most Influential Chemical Engineers of the Modern Era”(21) Exceptional Track Records Experience in making challenging decisions and navigating complex, transformative transactions Records of delivering strong results to shareholders A Culture of Innovation Strong legacy in leading global science and technology driven companies Active and Engaged Overseeing the execution of DuPont’s plan to deliver superior results, higher growth, and higher value Highly Qualified Directors Director Skills Evaluation Matrix NGOs Operations / Manufacturing Board / Corporate Governance Finance, Audit & Accounting International Markets Industry Related Capital Markets Science and Technology Human Resources Executive Leadership Portfolio Transformation / M&A Investment Management Government Affairs Environmental Management Investor Relations Institutional & Business Cycle Knowledge and Fresh Perspectives Are Critical 6 Directors 6 Directors ?5 years >5 years

Former Chairman of the Management Board & CEO Former EVP Former President & CEO Edward Breen (59) James Gallogly (62) LYB – Total Shareholder Return Under Gallogly(24) 738% in TSR at Tyco vs. 216% S&P 500(22) Stock increased 67% in five days in response to announcement as CEO Saved Tyco from the brink of bankruptcy Rebuilt brand and credibility and returned company to leading market position Oversaw a comprehensive plan to streamline portfolio Led total corporate restructuring Dismissed entire Board and replaced management Divested over 150 businesses and separated Tyco into five companies Completed spin-offs of ADT and Tyco Flow Control Set industry standard for good corporate governance Created a new SVP of Corporate Governance Given numerous governance awards including one of the “100 Most Influential People in Business Ethics”(23) Lead Director Chairman & Former CEO Former President & COO Delivered 593% in TSR at LyondellBasell through announcement of his retirement vs. 82% for S&P 500(24) Oversaw the turnaround of LyondellBasell Became CEO while the Company was in Chapter 11 bankruptcy protection Exited bankruptcy less than one year later Grew company into one of the largest and most profitable chemical companies in the world Laser focus on operational efficiency Conducted comprehensive cost cutting effort Significantly expanded operating margins Re-invested in existing assets to optimize safety and environmental responsibility Recognized for outstanding achievement as CEO by global chemical industry peers “It’s all in the chemistry – for a reaction, you need heat. And I provided a lot of that. You also need pressure, plus a catalyst. That catalyst was inspiration – to be the “greatest petrochemical company of all time” TYC – Total Shareholder Return Under Breen(22) “When I got [to TYC], it was like a forest fire. I learned to worry about the few big levers. We told employees, "We are going to save the company, fix the company and then grow the company" Rescue of TYCO International Two New Highly-Qualified Directors Bring Fresh Perspectives Turnaround of LyondellBasell 0% 200% 400% 600% 800% 1,000% 2001 2003 2005 2007 2009 2010 2012 2014 Total Return TYC S&P 500 Breen Begins as CEO 216% 738% 0% 200% 400% 600% 800% 2010 2011 2012 2013 2014 Total Return LYB S&P 500 593% Gallogly Announces Retirement 82%

Robert Brown, Ph.D. President of Boston University Former provost and professor of chemical engineering at MIT Named one of “100 Most Influential Chemical Engineers of the Modern Era” by American Institute of Chemical Engineers Former President’s Council of Advisors on Science and Technology Lamberto Andreotti CEO and Chairman-elect of Bristol-Myers Squibb Manages $4.5B annual R&D budget Delivered 181% TSR vs. S&P 500’s 89% since becoming CEO Named of the Top 10 “100 Best Corporate Citizens” for four consecutive years by Corporate Responsibility Magazine Eleuthère du Pont President of the Longwood Foundation Former President and CFO of Wawa Former CFO and SVP of Operations of drugstore.com Director of WSFS Financial Marillyn Hewson Chairman & CEO of Lockheed Martin Delivered 125% TSR vs. S&P 500’s 51% since becoming CEO Appointed to the President’s Export Council Named one of “25 Most Powerful Women In The World” by Forbes Lois Juliber Former Vice Chairman, COO and CTO of the Colgate-Palmolive Company 5% net sales CAGR during 14 year tenure Named one of “50 Most Powerful Women in Business” by Fortune Chairman of MasterCard Foundation Selected by Trian to serve on the Kraft Board in 2007 Ulf “Mark” Schneider CEO of Fresenius Delivered 957% TSR vs. S&P 500’s 174% since becoming CEO Grew revenues and net income by 229% and 844%, respectively Named one of “Best Performing CEOs in the World” by Harvard Business Review(20) Lee Thomas Former Chairman and CEO of Rayonier Delivered 81% TSR vs. S&P 500’s 4% as CEO Former President and COO of Georgia-Pacific Former head of the U.S. EPA and Associate Director of FEMA Patrick Ward CFO of Cummins Oversaw 158% TSR vs. S&P 500’s 72% as CFO Expanded operating margins by 39% and net income by 119% Oversaw upgrade of Cummins’ credit rating three times since 2011 Alexander Cutler (Lead Director) Chairman & CEO of Eaton Delivered 576% TSR vs. S&P 500’s 90% since becoming CEO Former Corporate Governance Chair of the U.S. Business Roundtable Named one of “Best Performing CEOs in the World” by Harvard Business Review(20) Ellen Kullman (Chair & CEO) 27 years of experience at DuPont Founded Industrial Biosciences and Sustainable Solutions businesses Chair of U.S. China Business Council, and member of U.S. India CEO Forum Member, National Academy of Engineering Delivered 266% TSR vs. S&P 500’s 159% since becoming CEO DuPont’s Best-In-Class Board of Directors Edward Breen Chairman & Former CEO of Tyco Delivered 738% TSR vs. S&P 500’s 216% as CEO / Chairman Named one of “100 Most Influential People in Business Ethics” by Ethisphere(23) Former President & COO of Motorola James Gallogly Former Chairman of the Management Board & CEO of LyondellBasell Delivered 593% TSR vs. S&P 500’s 82% as CEO through the announcement of his retirement Named one of “Best Performing CEOs in the World” by Harvard Business Review(20) *For Director performance metrics calculation methodology, see note 22.

= Performance-Based (STIP + LTIP) Majority of Pay is “At Risk” (2014) Say-on-Pay Vote Results Incentive compensation is capped Executive compensation below median of Company-identified proxy peers(8) Approved by a fully independent Board committee using a third party independent consultant Multiple performance metrics, rigorous stock ownership guidelines, and anti-hedging policies Ability for compensation recovery (clawbacks) Effective and Transparent Compensation Policy CEO Target Pay = Base Salary Other NEO Average Target Pay 89% “At Risk” 80% “At Risk” 20% Strong Shareholder Support Close Alignment of Pay and Performance Strong Pay for Performance Alignment Rigorous 2015 performance metrics align with DuPont’s strategy to drive shareholder value Annual Incentive: Corporate Performance – Operating EPS Business Unit Performance – Operating Earnings, Revenue, Cash Flow from Operations Individual Performance – as a modifier Long Term Incentive: Relative TSR and Operating Earnings Pay for Performance Philosophy Ensures Management Is Accountable and Aligned With Shareholders 97% 95% 94% 97% 2011 2012 2013 2014 11%

Corporate Governance Best Practices Independent Leadership and Oversight 11 of 12 Directors are independent 6 new Directors added since 2011 ensures fresh perspectives Average Board tenure of 5.8 years (below the S&P average of 8.4 years) Executive sessions held by independent directors at every board meeting Limit on additional board service (no director sits on more than 2 other public company boards) Mandatory Director retirement at age 72 Structured to Empower Shareholder Rights Annual election of directors Majority vote standard Shareholder ability to call special meetings and to act by written consent Simple majority vote standard for bylaw / charter and M&A No poison pill in place Shareholder Engagement Track record of proactive, ongoing shareholder dialogue Receptive and responsive to feedback Sustainability Comprehensive sustainability program with substantive annual reporting DuPont’s Strong Corporate Governance Ensures Board Accountability

III. Highly Qualified Board and Best-In-Class Corporate Governance IV. Trian’s High Risk Breakup Proposal V. Concluding Remarks Discussion Agenda V. Trian’s Proxy Fight VI. Concluding Remarks II. DuPont’s Strategy for Higher Growth and Higher Value I. Proven Track Record of Success

DuPont Conducted a Comprehensive Evaluation of Trian’s Proposals Retained two independent financial advisors and leading third party consultants to evaluate proposals and Trian’s assumptions Incorporated feedback from individual business unit leaders, suppliers, customers and other key stakeholders Collected observations and feedback regarding Trian’s proposals from shareholders, research analysts, and third party sources Discussed the potential implications to our ongoing funding access and credit investors directly with Moody’s, S&P, and Fitch Trian Has Criticized DuPont’s Lack of Engagement Despite More Than 20 Meetings With DuPont’s Lead Director / Senior Management More than half of the engagements involved our independent Lead Director Consecutive quarterly update calls to discuss earnings and ongoing developments since Trian’s investment Multiple Board meetings to discuss, analyze and vote on Trian’s proposals “We were very frustrated by the lack of interaction after we had presented our White Paper to management [ ] we had never experienced a management team so reluctant to engage in a dialogue” – Trian Public Letter, 16-Sep-2014* Comprehensive Review Process The Board, Management, and Multiple Independent Advisors Unanimously Concluded Trian’s Proposal Was Not in the Best Interests of All Shareholders Trian claims that anything short of adopting its full agenda is considered unconstructive dialogue *Permission to use quotation neither sought nor obtained.

Trian’s Agenda Will Result in a Less Competitive DuPont With Increased Costs and Diminished Ability to Create Value Trian’s Plan to Breakup DuPont Would Result In Significant Destruction of Shareholder Value Substantial Upfront Impact Estimated to be $4 billion(25) Impact of significant one-time costs including debt breakage, separation charges, tax implications, and other potential additional one-time funding needs Significant Incremental Ongoing Costs Estimated to be approximately $1 billion Annually(25) Reduced infrastructure efficiency such as duplicative pre-tax corporate overhead costs, incremental pre-tax interest expense, and reduced tax planning efficiency $1 billion costs estimate does not include additional impact of strategic, business, and commercial dis-synergies Destruction of Innovation Platform Adversely impacts DuPont’s growth potential by eliminating ability to leverage fundamental multi-disciplinary science background and cross platform R&D programs to continue to develop breakthrough products Diminished Global Reach Loss of unique competitive advantage and benefits of large, global customer relationships across DuPont’s businesses Weakened Brand Reduces global brand awareness and market position which would impact pricing power with new and existing customers worldwide Disrupts Ongoing Businesses Execution Jeopardizes cross selling opportunities, market access, and employee engagement

Trian’s proposal relies on financial engineering, introducing significant risk while decreasing DuPont’s ability to: Fund growth R&D and capex Pursue important strategic opportunities React to and withstand periods of economic volatility Manage seasonal and regional cash flow requirements effectively Trian’s proposal demonstrates a lack of fundamental understanding of the unique financing needs of a global science company In its White Paper on 2/17/2015, Trian suggests adding 1.5x incremental leverage, which essentially doubles DuPont’s existing financial debt Trian’s proposal also ignores pension and other obligations which must be included within credit ratings metrics – if we added 1.5x of incremental leverage, our Net Debt / EBITDA would rise to approximately 3.5x, adversely impacting our credit ratings(26) Excessive debt impairs liquidity which threatens consistent access to capital markets and diminishes ability to fund seasonal and regional businesses efficiently Our Strong Balance Sheet enables us to execute on our strategy Prudent and efficient capital structure has allowed DuPont to pay consecutive quarterly dividends since 1904, including through the most recent financial crisis Excellent capital markets access has supported short-term and strategic business needs Trian’s Plan to Add Debt Would Increase Risk and Jeopardize DuPont’s Financial Flexibility Trian’s Agenda Would Significantly Limit Our Ability To Continue to Execute Our Strategy

“Mr. Peltz’s spin-off plan [ ] would leave the remaining Company [ ] with more expensive financing costs, poorer access to the debt and commercial paper markets, and little cushion for the next and inevitable downturn.” - Gimme Credit, 4 February 2015* “Value destruction from a complete split could be about $20B from lost working capital efficiencies, high taxes from asset sale gains, and additional overhead from splitting businesses, among other factors. We maintain our view that a majority of investors will side with DD as Mr. Gallogly did, having previously had discussions with Trian.” - Wells Fargo, 27 March 2015* “Moody's views activist investor Trian Partners' proposed strategic and operating initiatives that call for a breakup of E.I. du Pont de Nemours (DuPont, A2 stable) as being credit negative [ ] A breakup of DuPont would leave two much smaller entities and each one individually would likely not be able to support DuPont's current credit profile. Neither entity would have the scale and business diversity of DuPont today. Both would exhibit greater volatility in earnings and cash flows.” - Moody’s, 26 September 2014* “DuPont’s businesses are good free cash flow generating entities as the company is configured currently. There are earnings risks near term due to the weakness in the Euro [ ] However, we think that these risks are probably more than offset by the benefits of the progressive rationalization of DuPont’s business model to increasing return and free cash flow generation.” - J.P. Morgan, 18 September 2014* Independent Research Analysts Have Raised Significant Concerns With Trian’s Analysis *Permission to use quotation neither sought nor obtained.

IV. Trian’s High Risk Breakup Proposal V. Trian’s Proxy Fight Discussion Agenda VI. Concluding Remarks III. Highly Qualified Board and Best-In-Class Corporate Governance II. DuPont’s Strategy for Higher Growth and Higher Value I. Proven Track Record of Success

Trian's Unconstructive Pattern of Engagement

24-Jul: Trian presents White Paper proposing a breakup of the company into four businesses

5-Dec: Trian's 2nd Ultimatum:
(1) Accept Trian's proposal to split into four companies;
(2) Add Ed Garden and an unidentified industry insider to the Board;
(3) or face a proxy fight

16-Sep: Trian submits and publicly discloses revised White Paper and letter to DuPont Board

4-Feb: Trian rebuffs DuPont's settlement outreach and refuses to discuss any negotiated outcome that does not include a Board seat for Nelson Peltz

11-Mar: Trian demands an immediate in-person meeting with DuPont's CEO, then makes a "settlement proposal" to add all four of its nominees to DuPont / Chemours boards

2013: Jul Aug Sep Oct Nov Dec … 2014: Jun Jul Aug Sep Oct Nov Dec 2015: Jan Feb Mar

Meanwhile, DuPont Continues to Deliver…

15-Oct: Trian's 1st Ultimatum:
(1) Accept Trian's proposal to split into four companies;
(2) Add Ed Garden and an unidentified industry insider to the Board;
(3) or face a proxy fight

27-Jun: Trian's 3rd Ultimatum:
(1) Accept Trian's proposal to split into three companies;
(2) Add Ed Garden to the Board;
(3) or face a proxy fight

6-Aug: Trian's 4th Ultimatum:
(1) Add Ed Garden to the Board;
(2) or face a proxy fight

16-Oct: Trian Asks for 3 Seats:
(1) Nelson Peltz
(2) Ed Garden
(3) Unidentified Industry Executive

8-Jan: Trian nominates its slate of 4 Director candidates, including Trian Partner Nelson Peltz

Trian Is Focused Only On Gaining Board Seats For Their Own Principals In Order To Advance Their Breakup Agenda

34

Trian Seeks to Remove Strong Leaders With Critical Skills President Former Provost & Professor of Chemical Engineering Former President Former Vice Chairman, COO & CTO Chairman Former Chairman & CEO Former President & COO Former Head Former Associate Director One of the most accomplished chemical engineers of his time and member of the American Academy of Arts, National Academy of Sciences, and National Academy of Engineering Invaluable and extensive science and technology knowledge from a distinctive practitioner’s perspective Senior leadership experience at leading academic institutions Chairman & CEO Former Governance Committee Chair More than 40 years of experience in growth strategies at multinational corporations Deep institutional knowledge gained through several business cycles on the DuPont Board Previously appointed as a Trian nominee to the Kraft Board and serves alongside Nelson Peltz on Mondelēz Board today Strong and highly engaged as DuPont’s Lead Director Accessible to all shareholders including Trian, having met with Trian more than 10 times since their initial investment Highly successful CEO of a global technology-driven manufacturing company, bringing key insights, and encouraging a boardroom culture of vigorous, constructive debate Deep understanding of DuPont’s agriculture business and renewably sourced bio-based materials, having served in senior leadership roles in the forestry and paper industries Vast regulatory experience as former head of the EPA, providing key insights for DuPont’s product introduction Expertise in sustainability and environmental stewardship Robert A. Brown, Ph.D. Lois D. Juliber Lee M. Thomas Alexander M. Cutler, Lead Director In An Attempt to Destabilize Our Board, Trian Is Targeting Directors with Significant Leadership Roles and Committee Responsibilities Committees: Chair, Science & Technology Audit Committees: Chair, Human Resources & Compensation Science & Technology Committees: Human Resources & Compensation Environmental Policy Committees: Chair, Corporate Governance Human Resources & Compensation

Previous Trian Board Experience(27) Company Industry (Until Bankruptcy) Chemicals Consumer / Retail Consumer / Retail Consumer / Retail Consumer / Retail Consumer / Retail Consumer / Retail Consumer / Retail Consumer / Retail Consumer / Entertainment Financial Services Financial Services Industrial Manufacturing Not Qualified to Manage a Science Driven Business Trian’s Track Record Board & Governance Concerns Once Trian is on a Board, it establishes a ‘shadow management team’ committed to advancing its agenda As Chairman of the Board of Directors at Wendy’s, Peltz formed a Board comprised of 70% Trian-related Directors with an average tenure of 13 years(28) Repeatedly criticized for excessive compensation Peltz’s Director pay at Wendy’s is 4.5x median and used to fund personal and home security(29) Compensation at Triarc (a Trian predecessor) was 4x peer group median despite poor performance(30) Operating Trian’s only recent involvement in Chemicals (Chemtura) led to bankruptcy and the destruction of ALL shareholder value After Trian joined the Board, 5 out of 11 public companies underperformed the market(31) “Does Trian Fit the Skills Needed for the Board? When we pull up DD’s matrix of qualifications to be a Board member from its Corporate Governance link, it’s quite apparent that a well-balanced and diverse mix is being sought, and that an activist investor doesn’t necessarily fit the bill” - Wells Fargo, September 17, 2014* Trian and Nelson Peltz Are Not Right For DuPont (32) (32) *Permission to use quotation neither sought nor obtained.

Arthur Winkleblack (Trian Nominee) Primary experience as CFO; DuPont already has three highly qualified directors with experience as successful CFOs No experience in leading a science-based business Nine year relationship with Trian limits his independence Track record of failed board leadership role at the chemical company Chemtura (Garden) Primary goal is to advance a break up proposal Unproductive negotiation approach based on demands, ultimatums and threats is inconsistent with DuPont Board’s successful culture of constructively challenging ideas Practice of establishing a ‘shadow management team’ committed to advancing Trian’s agenda Nelson Peltz (Trian Partner) Ed Garden (Trian Partner; Alternate Nominee) John Myers (Trian Nominee) No experience in leading a science-based business We offered to name John Myers as an additional DuPont Board member; Trian rejected the offer Trian’s Nominees Offer No Incremental Value to DuPont’s Board “How much damage do you think I possibly could do in a boardroom?” - Nelson Peltz(33) Robert Zatta (Trian Nominee) Primary experience as CFO; DuPont already has three highly qualified directors with experience as successful CFOs No prior public company board experience

Trian is responsible for all recent value creation at DuPont DuPont’s current Board and management team have a well-documented record of taking decisive action since 2009 and continue to execute on a transformative strategy that has delivered clear results, many of which were initiated or executed long before Trian’s investment Trian’s time periods are the right ones to measure DuPont’s performance Trian selectively uses 28 different time periods in their February 17, 2015 White Paper to attack DuPont’s current Board and management – 13 of which occur before current management began DuPont has $2 – 4B in excess corporate costs DuPont does not even have $4B in total corporate costs (Functional overhead, including corporate costs, were approximately $2.8 billion in 2014) Trian uses incorrect extrapolations based on the sale of one division to arrive at unrealistic estimates DuPont has already identified $1.3B of specific run-rate cost reductions with the “Fresh Start” program and is committed to continuing the evaluation of additional savings opportunities EPS decline over the last 3 years Trian’s misleading analysis relies on an arbitrary year self-servingly selected by Trian and includes data from businesses that are no longer or will no longer be part of the portfolio Adjusted operating EPS from ongoing businesses had a 16% CAGR over the last 3 years (2011 – 2014)(34) Capital returned to shareholders below peers DuPont has returned approximately $14B under current management representing 5.2% of its average market cap and significantly outperforming the S&P 500, S&P Chemicals and S&P Materials(4,5,12,18) Agriculture R&D spend has yielded negative results DuPont Agriculture adjusted segment EBITDA margins expanded >400 basis points and sales grew at a 10% CAGR, leading all major competitors while significantly increasing NA corn seed and soybean share(2,35) Focused investments in commercial, production and R&D are delivering: new products introduced in the last four years accounted for >40% of 2014 Agriculture segment sales including higher value seed offerings e.g. Optimum® AQUAmax® and new chemistries with novel modes of action e.g. Rynaxypyr® Trian has a plan to drive value creation at DuPont To date, Trian’s central value creation plan has been its flawed proposal to breakup the company further – yet it continues to be selectively inconsistent when describing its position Trian’s Platform is Based on Misrepresentations and Distorted Analyses The Facts Trian’s Myths

Trian's Only Board Representation in the Chemicals Space Resulted in Bankruptcy and Total Loss of Shareholder Value

Chemtura Total Shareholder Return: Since Trian Involvement on Board(36)



140%
120%
100%
80%
60%
40%
20%
0%
Jan-07
Aug-07
Feb-08
Aug-08
Feb-09
Dec 18, 2007: announces review of a range of strategic alternatives, including potential sale
Jun 26, 2008: announced termination of discussions on potential sale, merger or other business combination
Mar 18, 2009: Chemtura files for Chapter 11 bankruptcy
Jan 26, 2007: Ed Garden appointed to the board
Mar 11, 2009: Ed Garden resigns from Board
(47)%
(98)%
Chemtura
S&P 500

Trian's Playbook Applied to a Science and Chemicals Company Led to Bankruptcy

Trian's Chemtura Strategy:

"Chemtura Announces Restructuring to Improve Performance, Accelerate Growth, Better Serve Customers"(37)

- Ed Garden appointed to the Finance & Pension Committee and the Organization, Compensation, & Governance Committee
- Board forms the Office of the Chairman to review strategic alternatives separately from management
- Ongoing restructuring and cost reduction plan results in removal of several NEOs, executes a series of business divestitures and asset sales
- Chemtura announces re-evaluation of potential leveraged share repurchase or company sale
- Chemtura files amended financials following auditing issues
- Ed Garden resigns from the Board one week prior to Chemtura filing for Chapter 11 protection

Trian Oversaw Multiple Divestitures, Cost Reductions and A Failed Sale of the Business Leading to Liquidity Issues and Eventual Bankruptcy

39

“DuPont is a well-performing company that should be receiving credit for its actions, not pressure from activists.” - The New York Times Dealbook, “In DuPont Fight, Activist Investor Picks a Strong Target,” January 27, 2015* “On CNBC last week, Peltz was asked why he insists that he be the one to join DuPont’s board. Peltz’s response: He has industry experience . If that experience is any guide, DuPont shareholders might want to keep Peltz as far away from their company’s board as possible.” - Fortune, “The Two Deals Haunting Nelson Peltz’s Fight for DuPont,” March 17, 2015* “Trian is arguing for DuPont to improve its performance, but DuPont’s stock has gained nearly 20 percent over the last year, beating the S.&P. 500-stock index. DuPont also puts total shareholder return at 78 percent over the last three years, again beating the stock market indexes. By almost any measure, DuPont has beaten the benchmarks over the last three years and throughout the five-year tenure of Ellen J. Kullman, the company’s chief executive.” The New York Times Dealbook, “In DuPont Fight, Activist Investor Picks a Strong Target,” January 27, 2015* “A single activist fund [Trian], owning only 2.7 per cent of DuPont, has begun a proxy fight to break up that iconic firm, even though DuPont has regularly outperformed the S&P 500 index and virtually all other metrics of corporate profitability.” - Ethical Boardroom, “The Dark Side of Activism,” March 29, 2015* “The nominees put forward by DuPont are impressive. Edward Breen, the chairman of Tyco International, presided over two breakups at the once-struggling industrial conglomerate during his decade as chief executive. James Gallogly led rival chemical maker LyondellBasell out of bankruptcy.” - The New York Times, “Check, If Not Checkmate, in DuPont vs. Peltz,” February 6, 2015* Market Commentators Are Skeptical of Trian’s Plan *Permission to use quotations neither sought nor obtained.

IV. Trian’s High Risk Breakup Proposal Discussion Agenda VI. Concluding Remarks V. Trian’s Proxy Fight III. Highly Qualified Board and Best-In-Class Corporate Governance II. DuPont’s Strategy for Higher Growth and Higher Value I. Proven Track Record of Success

DuPont is Delivering Superior Shareholder Value Executing a Higher Growth, Higher Value Strategy Transforming DuPont’s portfolio to focus on large, attractive opportunities where science and engineering capabilities can deliver the greatest value Building on DuPont’s leading market positions and identifying significant global opportunities for growth by leveraging innovation platform, global brand, customer relationships, and developing market infrastructure Improving efficiency and reducing costs furthered by the introduction of an enterprise-wide redesign DuPont’s Leadership Has Delivered Results 266% total shareholder return under current management, significantly outperforming proxy peers and the S&P 500 both before and after Trian’s investment(7,8) Ongoing business generated 6% compounded annual sales growth and a 740bps increase in segment-adjusted operating margins, resulting in 19% annual growth in adjusted operating EPS(9,10,11) Approximately $14 billion of total capital returned to shareholders(12) Led By a Strong, Independent Board with Best-in-Class Governance Highly engaged, world-class Directors with the right mix of skills and expertise Strong independent leadership and best-in-class governance policies ensure management accountability and shareholder alignment Balanced mix of experienced institutional knowledge and fresh perspectives with 6 new Directors added to the Board since 2011 “Ellen Kullman has basically been an activist within DuPont to get that business to best-in-class operating metrics [ ] we celebrate Ellen’s moves to improve the portfolio and to de-complex the portfolio” - Ed Garden, Chief Investment Officer and Founding Partner of Trian(38)

740bps Segment Adjusted Operating Margin(10) 19% Adjusted Operating EPS CAGR(11) 6% Segment Sales Growth(9) DuPont has been outperforming the market and our peers in terms of total shareholder return since well before Trian’s investment(7,8) The underlying growth of our core businesses demonstrates the strength of our Strategic Focus Areas We have built a strong, active, expert Board, including our two newest world-class directors We are determined not to let Trian’s high risk, value destructive agenda jeopardize our ability to deliver on our transformational strategy DuPont’s Plan Has And Will Deliver Strong Results Vote FOR the DuPont Directors Driving This Value Creation 266% Total Shareholder Return(7) $14B Total Capital Returned to Shareholders(12) ~$4B Expects to Return One-Time Chemours Dividend Proceeds to Shareholders(16) Capital Returned to Shareholders Operating Performance in Ongoing Businesses

PROTECT YOUR INVESTMENT VOTE FOR DUPONT’S NOMINEES ON THE WHITE PROXY CARD

Additional Materials

Performance Coatings Sale Was Highly Successful

Management Took Aggressive Action to Improve Performance…

- Leadership Changes
- OEM Pricing Strategy
- Business Simplification
- Cost Savings Initiatives
- Restructuring

Perf. Coatings Operating Income ($MM)[39]



More than 5x Increase
$76
$274
$323
$409
2009
2010
2011
2012
2.2%
7.2%
7.5%
9.7%
(% Margin)

…Achieved a Strong Sale Valuation…

EBITDA Definition	2012 EBITDA Multiple[40]
DuPont	10x
Axalta S-1	7.8x

- ✓ Highly **competitive process**
- ✓ **Credit for EBITDA** improvement (achieved and set in motion by DuPont)
- ✓ **No risk of future** market performance
- ✓ **Minimal tax leakage**

…and Executed a Key Step in DuPont's Strategic Transformation

- ✓ Continued **portfolio re-alignment**
- ✓ Began **market re-rating** — DuPont LTM EBITDA **multiple expansion of 4.6x**[41]
- ✓ Return of **capital to shareholders** ($1B)
- ✓ **Deleveraging** post-Danisco acquisition

Axalta IPO Valuation Does NOT Indicate Value Left on the Table at Sale

- Axalta EBITDA performance **in line with expectations at sale**, as result of actions set in motion by DuPont
- **Significant investment** by new owners (above DuPont plan)
- **Strong recovery** in auto market
- Other Coatings Companies **valuation up** ~3x since DPC sale announcement[41]
- Axalta (industrial focus) has traded at a discount to other Coatings Companies[41] (architectural focus). This **discount was greater at the time of the IPO than at the sale announcement**

Multiple of Total Enterprise Value to LTM EBITDA



16.0x
15.0x
14.0x
13.0x
12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
DPC Sale Closes (2/2/13)
Δ = 2.8x
DPC at Announcement: 8.4x[42] (8/30/12)
Δ = 4.6x
Axalta at IPO Date: 9.6x[43] (11/11/14)
Aug-12
Feb-13
Aug-13
Jan-14
Jul-14
Dec-14
Avg. of Other Coatings Companies[41]
S&P 500[41]

Positive Market Reaction at DPC Sale

> *"We have a favorable view of the sale of DuPont's performance coatings business…**the purchase price is likely at least at the high end of expectations.**"*
> *— Morgan Stanley (8/30/12)*

> *"We consider the deal **attractive from DuPont's perspective…Valuation appears attractive…DuPont is divesting these lower growth, lower margin assets at a substantial premium** to its own trading multiple."*
> *— BAML (8/30/12)*

46

Trian's Analysis of DuPont's Cost Structure Is Inaccurate and Misleading

Trian Analysis

Trian's Subjective Estimate of 2011 Excess Corporate Costs at Performance Coatings: $229

Trian Myth

✗ $2-4bn EXCESS Corporate Costs at DuPont

The Facts

✓ DuPont has $2.8bn of TOTAL Corporate Costs[46]

Key Flaws In Trian's Analysis *($mm)*

Incorrect Time Frame

	Trian	Corrected	Explanation
✗ To Calculate "Excess" Cost	2011	2012	• 5x operating income improvement 2009-2012 • DuPont owned and operated Perf. Coatings until Feb 2013
✗ To Apply Extrapolations	2014	2012	

Incorrect Cost Calculations

	2012
Adj. EBITDA – Axalta[39]	$662
EBITDA – Axalta[39]	(504)
"Excess"	**$158**
Required Adjustments:	
Pension Adjustment[44]	(37)
Transaction-Related and Other One-Time Costs[45]	(37)
Allocated Corporate Costs	**$84**

✗ Need to eliminate arbitrary allocation and extrapolation of corporate overhead

✗ Inaccurate assumption that EBITDA differences are solely cost-driven

Inappropriate Extrapolation Across All of DuPont

✗ By extrapolating to 2014, Trian does not account for:

- **Elimination of $230mm of DPC stranded costs (in 2013)**
- **$1.3bn cost re-design program (in 2014)**

✗ **Over-allocation of corporate costs was specific to DPC** and not available across DuPont

- Performance Coatings attracted higher corporate cost allocations due to high headcount

Trian's Flawed Analysis Does Not Provide Evidence of $2-4bn Cost Saving Opportunity at DuPont

47

 Notes 1)Thomson Reuters Datastream; Total shareholder return is calculated as the appreciation or depreciation of a particular share, plus any dividends, over a given period, expressed as a percentage of the share’s value at the beginning of the period. Closing prices are adjusted for spin-offs, stock splits, rights and special dividends. 2)Adjusted Segment EBITDA margins are based on segment sales and adjusted segment EBITDA. Adjusted Segment EBITDA calculated as segment pre-tax operating income, excluding significant items, plus depreciation and amortization; calculations include certain corporate expenses. Reconciliations of non-GAAP measures to GAAP are included at the end of this presentation. 3)Moody’s rating under review for possible downgrade; S&P currently has DuPont on Negative Outlook; and Fitch currently has DuPont on Stable Outlook. 4)S&P 500 Chemicals in 2014 consists of Airgas, Air Products, CF Industries, Dow, DuPont, Eastman Chemical, Ecolab, FMC, IFF, LyondellBasell, Monsanto, Mosaic, PPG, Praxair, Sherwin-Williams, and Sigma-Aldrich. 5)S&P 500 Materials in 2014 consists of Air Products, Airgas, Alcoa, Allegheny Technologies, Avery Dennison, Ball, Bemis, CF Industries, Dow Chemical, DuPont, Eastman Chemical, Ecolab, FMC, Freeport-McMoRan, IFF, International Paper, LyondellBasell, Martin Marietta Materials, MeadWestvaco, Monsanto, Mosaic, Newmont Mining, Nucor, Owens Illinois, PPG, Praxair, Sealed Air, Sherwin-Williams, Sigma-Aldrich, and Vulcan Materials. 6)Segment sales includes transfers and excludes “Other.” 7)Thomson Reuters Datastream, (12/31/2008 –12/31/2014). Total shareholder return is calculated as the appreciation or depreciation of a particular share, plus any dividends, over a given period, expressed as a percentage of the share’s value at the beginning of the period. Closing prices are adjusted for spin-offs, stock splits, rights and special dividends. 8)Proxy Peers consists of 3M, Air Products, Baxter Intl, Boeing, Caterpillar, Dow, Emerson, Honeywell, Ingersoll Rand, Johnson Controls,Johnson and Johnson, Kimberly Clark, Merck, Monsanto, Procter and Gamble, Syngenta AG, and United Technologies. TSR reported on a market cap weighted basis. 9)Segment sales include transfers and exclude Performance Coatings, Performance Chemicals and Other; Compounded Annual Growth Rate(CAGR) is calculated from 12/31/08 –12/31/14. 10)Segment adjusted operating margin is based on total segment sales and segment adjusted operating earnings, excluding Performance Chemicals and Other/Pharma. Segment adjusted operating earnings are calculated using segment pre-tax operating income excluding significant items; calculations include certain corporate expenses and exclude adjusted operating earnings of Performance Chemicals and Pharma/Other. Calculation is from 12/31/08 vs. 12/31/14. Reconciliations of non-GAAP measures to GAAP are includedat the end of this presentation. 11)Adjusted operating EPS compound annual growth rate is calculated from 12/31/08 –12/31/14 and is defined as diluted earnings per share from continuing operations excluding non-operating pension/OPEB costs, significant items, Performance Chemicals and Pharma. As required under U.S. GAAP, EPS from continuing operations excludes Performance Coatings for all periods presented. Reconciliations of non-GAAP measures to GAAP are included at the end of this presentation. 12)Represents cumulative share repurchases and dividends paid. Calculated from 12/31/08 –12/31/14. 13)Adjusted operating EPS is defined as diluted earnings per share from continuing operations excluding non-operating pension/OPEB costs, significant items, Performance Chemicals and Pharma. Growth is calculated as percent change from 12/31/08 –12/31/14. Reconciliations of non-GAAP measures to GAAP are included at the end of this presentation. 14)2014 revenue from products introduced in the last four years, excluding Performance Chemicals. 15)The share repurchase program announced on 1/28/2014 replaces the share repurchase program announced on 4/27/2011. 16)DuPont expects to return all or substantially all of the one-time dividend proceeds from Chemours, currently estimated at $4B, to DuPont shareholders via share repurchases within 18 months of the separation, with a portion expected to be returned in 2015. 17)Figure based on 2014 segment sales data, which includes transfers and excludes Performance Chemicals and Other. 18)Calculated as the average of each year’s combined dividends and share repurchases divided by the average market capitalization over each year (per Capital IQ); Metrics for indices based on the average of the yearly medians of each index’s constituents. Calculated from 2009 –2014. 19)Management estimates based on internal analyses including reports from IHS Global Insight, McKinsey & Company, and competitors public filings and presentations. Also based on certain industry specific third party reports, including, but not limited to, for Agriculture & Nutrition: The FreedoniaGroup, HIS Inc., and MarketsandMarkets; for Bio-Based Industrials: FAPRI, EuromonitorInternational, and Phillips McDougall; for Advanced Materials: Prismark, DigitimesResearch, JMS Research/Reports, PiraInternational, Construction Intelligence Center/Timetric, SmithersRapra, Frost and Sullivan. 20)From the November 2014 issue of The Harvard Business Review. 21)Awarded by American Institute of Chemical Engineers.

 Notes (Cont’d) 22)Director performance metrics from Thomson Reuters Datastreamand public filings; Total shareholder return calculated from undisturbed date prior to assuming role through 12/31/2014, or until he/she no longer held the position, whichever was sooner. 23)From the 2009 rankings by Ethisphere. 24)TSR measured from 4/28/2010 (the first trade date for LyondellBasell after its emergence from bankruptcy) through 9/29/2014, the date Mr. Gallogly announced his intent to retire. 25)Analysis based on assumptions and details outlined in Trian White Papers dated 9/16/2014 and 2/17/2015; indicative estimates are subject to interest rate assumptions, among other items. 26)12/31/2014 leverage, as calculated consistent with the rating agency methodologies, results in a Net Debt / EBITDA ratio of approximately 2x. 27)Includes companies where a Trian principal or nominee served on the Board since Trian’s inception in November 2005. 28)As highlighted in CtW Investment Group’s Letter to Wendy’s Shareholders dated 5/9/2014 (as subsequently analyzed by ISS) 29)ISS 2014 Wendy’s Annual Meeting Analysis; median for total director fees at mid-cap retail companies per Frederick W. Cook's 2013 Director Compensation Report. 30)Proxy Governance Inc. 2005 Triarc Annual Meeting Analysis. 31)Thomson Reuters Datastream; calculated from undisturbed date prior to Trian Partner or designee appointed to the Board through resignation or 12/31/2014. Comparison versus S&P 500 index. Underperforming companies included: Mondelez, Family Dollar, Wendy’s, Legg Mason, and Chemtura. Excludes companies where a Trian representative recently joined given lack of operating history. 32)Represents companies where a Trian representative recently joined the Board: Nelson Peltz joined the Board of Madison Square Garden in December 2014; Trian advisor William Johnson joined the Board of PepsiCo in January 2015. 33)CNBC: Squawk on the Street Interview, 3/12/2015. Permission to use quotation neither sought nor obtained. Full transcript available at: https://www.sec.gov/Archives/edgar/data/30554/000093041315001293/c80740_dfan14a.htm 34)Adjusted operating EPS compound annual growth rate is calculated from 12/31/11 –12/31/14 and is defined as diluted earnings per share from continuing operations excluding non-operating pension/OPEB costs, significant items, Performance Chemicals and Pharma. As required under U.S. GAAP, EPS from continuing operations excludes Performance Coatings for all periods presented. Reconciliations of non-GAAP measures to GAAP are included at the end of this presentation. 35)Public company filings; agriculture peers include BASF, Bayer Cropscience, Monsanto, Syngenta, and Dow. 36)Bloomberg, (Trian tenure: 1/25/2007 –3/11/2009). 37)Per Chemtura public filings on 4/26/2007. 38)Speech to the Council of Institutional Investors on 5/9/2014. Permission to use quotation neither sought nor obtained. 39)Per Axalta Coatings Systems S-1. 40)Based on an enterprise value of $5,150mm. 41)Data obtained from FactSet; multiple expansion and discount calculated at 8/30/12 and 11/11/14; other Coatings Companies consist of Valspar, Sherwin Williams and PPG. 42)LTM Axalta EBITDA as of 8/30/12 estimated based on mid-point of 2011 and 2012 Axalta Adj. EBITDA as per S-1. 43)Based on Axalta’s 9/30/14 LTM Adj. EBITDA obtained from public filings. 44)Pension plan retained due to funding requirements upon sale. 45)FX re-measurement of $18mm, Severance of $9mm, and Other Transaction-Related and One-Time Costs of $10mm. 46)Functional overhead, including corporate costs, were approximately $2.8 billion in 2014.

Reconciliation of Non-GAAP Measures (Unaudited)

(dollars in millions)

RECONCILIATION OF SEGMENT PRE-TAX OPERATING INCOME (PTOI) TO ADJUSTED SEGMENT EBITDA

Year Ended December 31, 2014	Agriculture	Electronics & Communications	Nutrition & Health	Safety & Protection	Performance Materials [c]	Industrial Biosciences	Performance Chemicals [c]	Other	Total Segments
Segment PTOI (GAAP) [a]	2,668	271	365	742	1,590	198	913	(391)	6,356
Add: Significant Items (Benefit)/Charge included in Segment PTOI	(316)	84	15	52	(292)	13	21	22	(401)
Add: Segment depreciation and amortization	436	97	264	187	139	85	245	2	1,455
Less: Corporate Allocations [b]	175	37	55	60	94	19	100	-	540
Adjusted Segment EBITDA (Non-GAAP)	2,613	415	589	921	1,343	277	1,079	(367)	6,870
Segment Sales	11,304	2,393	3,529	3,896	6,129	1,258	6,497	5	35,011
Adjusted Segment EBITDA Margin (Non-GAAP)	**23.1%**	**17.3%**	**16.7%**	**23.6%**	**21.9%**	**22.0%**	**16.6%**	**n/m**	**19.6%**

Year Ended December 31, 2008	Agriculture	Electronics & Communications	Nutrition & Health	Safety & Protection	Performance Materials [c]
Segment PTOI (GAAP) [a]	1,006	211	18	601	79
Add: Significant Items Charge included in Segment PTOI	5	37	17	97	310
Add: Segment depreciation and amortization	346	86	114	130	206
Less: Corporate Allocations [b]	113	38	25	64	107
Adjusted Segment EBITDA (Non-GAAP)	1,244	296	124	764	488
Segment Sales	6,549	2,194	1,403	3,733	6,215
Adjusted Segment EBITDA Margin (Non-GAAP)	**19.0%**	**13.5%**	**8.8%**	**20.5%**	**7.9%**

(a) Segment PTOI is defined as income (loss) from continuing operations before income taxes excluding non-operating pension and other postretirement employee benefit costs, exchange gains (losses), corporate expenses and interest.

(b) Represents total corporate expenses plus unallocated depreciation and amortization, excluding significant items and an estimate of DuPont Performance Coatings residual costs.

(c) Prior periods reflect the reclassifications of Viton® fluoroelastomers from Performance Materials to Performance Chemicals.

50

Reconciliation of Non-GAAP Measures (Unaudited)

(dollars in millions, except per share)

SEGMENT SALES	Year 2014	Year 2011	Year 2008
Total Segment Sales [a]	35,011	34,087	26,499
Less: Performance Chemicals [b]	6,497	8,055	6,245
Less: Other	5	40	160
Total Segment Sales (excluding Performance Chemicals and Other)	**28,509**	**25,992**	**20,094**
SEGMENT ADJUSTED OPERATING EARNINGS			
Segment Pre-tax Operating Income (PTOI) (GAAP)	6,356	5,881	3,373
Less: Performance Chemicals PTOI [b]	913	2,162	619
Less: Other/Pharma PTOI	(391)	(55)	839
Less: Corporate Expenses [c]	572	496	479
Add: Significant Items [d]	(444)	383	466
Segment Adjusted Operating Earnings (excluding Performance Chemicals and Other/Pharma) [e] (Non-GAAP)	**4,818**	**3,661**	**1,902**

(a) Segment sales includes transfers.

(b) Prior periods reflect the reclassifications of Viton® fluoroelastomers from Performance Materials to Performance Chemicals.

(c) Represents total corporate expenses excluding significant items, an estimate of DuPont Performance Coatings residual costs and an estimate for an amount that would be allocated to Performance Chemicals.

(d) Represents significant items included in Segment PTOI, excluding those related to Performance Chemicals and Other/Pharma.

(e) Segment adjusted operating margin (non-GAAP) is based on total segment sales and segment adjusted operating earnings, excluding Performance Chemicals and Other/Pharma.

RECONCILIATION OF ADJUSTED OPERATING EPS	Year 2014	Year 2013	Year 2012	Year 2011	Year 2010	Year 2009	Year 2008
EPS from continuing operations (GAAP)	3.90	3.04	2.59	3.38	2.94	1.70	2.28
Add: Significant Items	0.01	0.45	0.72	0.25	-	0.11	0.42
Add: Non-Operating Pension & OPEB Costs / (Credits)	0.10	0.39	0.46	0.39	0.38	0.10	(0.28)
Operating EPS (Non-GAAP)	4.01	3.88	3.77	4.02	3.32	1.91	2.42
Less: Performance Chemicals [a],[b]	0.82	0.86	1.50	1.79	1.09	0.52	0.59
Less: Pharma [c]	0.02	0.02	0.04	0.20	0.34	0.74	0.73
Adjusted Operating EPS (excluding Performance Chemicals, Pharma) (Non-GAAP)	3.17	3.00	2.23	2.03	1.89	0.65	1.10

(a) Prior periods reflect the reclassifications of Viton® fluoroelastomers from Performance Materials to Performance Chemicals.

(b) Performance Chemicals operating earnings assumes a base income tax rate from continuing operations of 19.2%, 20.8%, 24.2%, 22.0%, 19.2%, 22.1% and 20.4% for 2014, 2013, 2012, 2011, 2010, 2009 and 2008, respectively.

(c) Pharma operating earnings assumes a 35% tax rate.

51